UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 19, 2006
                                                ______________________________



                  Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



      Pennsylvania                       000-51214                 68-0593604
______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                        19145
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure
          ------------------------

     On April 19, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the postponement of the Company's Special Meeting of Shareholders originally scheduled to be held on May 26, 2006. For additional information, reference is made to the Company's press release, dated April 19, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

          Exhibit No.   Description
          -----------   -------------------------------------

          99.1          Press Release, dated April 19, 2006


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By: /s/ Thomas A. Vento
                             ---------------------------------------
                             Name:   Thomas A. Vento
                             Title:  President and Chief Executive Officer

Date: April 19, 2006



                              EXHIBIT INDEX


 Exhibit No.   Description
 -----------   -------------------------------------

 99.1          Press Release, dated April 19, 2006